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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) March 12, 2007

                          THE TRAVELERS COMPANIES, INC.
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             (Exact name of registrant as specified in its charter)

         MINNESOTA                    001-10898               41-0518860
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(State or other jurisdiction of      (Commission            (IRS Employer
        incorporation)               File Number)         Identification No.)

                  385 WASHINGTON STREET
                   SAINT PAUL, MINNESOTA                         55102
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           (Address of principal executive offices)           (Zip Code)

                                 (651) 310-7911
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               Registrant's telephone number, including area code

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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01 OTHER EVENTS.

On March 12, 2007, The Travelers Companies, Inc. ("Travelers") completed the sale of $1,000,000,000 aggregate principal amount of 6.25% Fixed-to-Floating Rate Junior Subordinated Debentures due 2067 (the "Notes"), which were registered pursuant to an automatic shelf registration statement on Form S-3 filed on December 14, 2005 (SEC File No. 333-130323), as amended by Post-Effective Amendment No. 1 filed on March 5, 2007 (together, the "Registration Statement"). The Underwriting Agreement, dated March 5, 2007, by and among Travelers, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Lehman Brothers Inc., as representatives of the underwriters named therein, is being filed as Exhibit 1.1 to this report on Form 8-K and shall be incorporated by reference into the Registration Statement.

The Notes were issued pursuant to the Junior Subordinated Indenture, as supplemented by the First Supplemental Indenture (the "First Supplemental Indenture"), each dated as of March 12, 2007, between Travelers and The Bank of New York Trust Company, N.A., as trustee. The First Supplemental Indenture is being filed as Exhibit 4.1 to this report on Form 8-K and shall be incorporated by reference into the Registration Statement. Travelers is also filing the form of the Notes as Exhibit 4.2 to this report on Form 8-K and is hereby causing this exhibit to be incorporated by reference into the Registration Statement.

In connection with the issuance of the Notes, Simpson Thacher & Bartlett LLP rendered an opinion regarding certain tax matters. A copy of that opinion is attached as Exhibit 8.1 to this report on Form 8-K.

In connection with the issuance of the Notes, Travelers entered into a Replacement Capital Covenant, dated as of March 12, 2007 (the "RCC") whereby Travelers agreed for the benefit of certain of its debtholders named therein that neither it nor any of its subsidiaries would repay, redeem or purchase, as applicable, the Notes before March 15, 2047, unless during the applicable measurement period with respect to such repayment, redemption or purchase Travelers and its subsidiaries shall have issued specified amounts of certain replacement capital securities on the terms and conditions set forth therein. A copy of the RCC is being filed as Exhibit 99.1 to this report on Form 8-K and shall be incorporated herein by reference.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (d) Exhibits

      1.1 Underwriting Agreement, dated March 5, 2007, by and among Travelers, Citigroup Global Markets Inc., J.P.Morgan Securities Inc., and Lehman Brothers Inc., as representatives of the underwriters named therein.

      4.1 First Supplemental Indenture, dated as of March 12, 2007, between Travelers and The Bank of New York Trust Company, N.A., as trustee.

      4.2   Form of the Notes.

      8.1   Tax Opinion of Simpson Thacher & Bartlett LLP, dated March 12, 2007.

      99.1  Replacement Capital Covenant, dated as of March 12, 2007.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                THE TRAVELERS COMPANIES, INC.

Date: March 12, 2007            By:    /s/ Bruce A. Backberg
                                Name:  Bruce A. Backberg
                                Title: Senior Vice President and
                                       Corporate Secretary

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                                             EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
   1.1         Underwriting Agreement, dated March 5, 2007, by and among
               Travelers, Citigroup Global Markets Inc., J.P.Morgan Securities
               Inc., and Lehman Brothers Inc., as representatives of the
               underwriters named therein.

   4.1         First Supplemental Indenture, dated as of March 12, 2007, between
               Travelers and The Bank of New York Trust Company, N.A., as trustee.

   4.2         Form of the Notes.

   8.1         Tax Opinion of Simpson Thacher & Bartlett LLP, dated March 12,
               2007.

  99.1         Replacement Capital Covenant, dated as of March 12, 2007.

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